________________________________________________________________________________


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 13, 2000


                       CHICAGO MERCANTILE EXCHANGE INC.
            (Exact name of registrant as specified in its charter)


            DELAWARE                           333-95561                            36-4340266
(State or other jurisdiction of         (Commission File Number)           (IRS Employer Identification
         incorporation)                                                               Number)



                   30 South Wacker Drive
                     Chicago, Illinois                           60606
          (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (312) 930-1000


                                Not Applicable
         (Former name or former address, if changed since last report)

________________________________________________________________________________

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Financial statements of businesses acquired:

           (i) The following financial statements of Chicago Mercantile Exchange, an Illinois not-for-profit corporation ("Illinois CME"), are incorporated herein by reference to pages F-1 through F-17 (inclusive) of Chicago Mercantile Exchange Inc.'s ("Delaware CME") Registration Statement on Form S-4 (File No. 333-95561):

                (1)  Report of Independent Public Accountants

                (2) Consolidated balance sheets as of December 31, 1999 and December 31, 1998

                (3) Consolidated statements of income for the years ended December 31, 1999, 1998 and 1997

                (4) Consolidated statements of members' equity and comprehensive income for the years ended December 31, 1999, 1998 and 1997

                (5) Consolidated statements of cash flows for the years ended December 1999, 1998 and 1997

                (6)  Notes to consolidated financial statements

           (ii) Unaudited financial statements of Illinois CME as of September 30, 2000 and for the nine months ended September 30, 2000 and 1999:

                 CHICAGO MERCANTILE EXCHANGE AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                                (in thousands)
                                  (unaudited)


                                                                      September 30, 2000    December 31, 1999
--------------------------------------------------------------------------------------------------------------
ASSETS

Current Assets:
  Cash and cash equivalents                                                      $ 18,005             $ 14,249
  Investments                                                                      45,593               60,156
  Accounts receivable                                                              27,110               28,149
  Prepaid expenses                                                                  1,414                2,655
  Cash performance bonds and security deposits                                    583,709               73,134
--------------------------------------------------------------------------------------------------------------
Total current assets                                                              675,831              178,343

Property, net of accumulated depreciation and amortization                         82,482               93,531

Other assets                                                                       36,780               31,444
--------------------------------------------------------------------------------------------------------------
Total assets                                                                     $795,093             $303,318
---------------------------------------------------------------------------------=============================


LIABILITIES AND MEMBERS' EQUITY

Current Liabilities:
  Accounts payable                                                               $  7,336             $ 15,569
  Other current liabilities                                                        22,049               22,865
  Cash performance bonds and security deposits                                    583,709               73,134
--------------------------------------------------------------------------------------------------------------
Total current liabilities                                                         613,094              111,568

Limited Partners' interest in net assets of P-M-T Limited Partnership               4,179                3,018

Long-term debt                                                                      5,896                8,132

Other liabilities                                                                  13,703               11,937
--------------------------------------------------------------------------------------------------------------
Total liabilities                                                                 636,872              134,655

Members' equity                                                                   158,221              168,663
--------------------------------------------------------------------------------------------------------------
Total liabilities and members' equity            `                               $795,093             $303,318
---------------------------------------------------------------------------------=============================

                 CHICAGO MERCANTILE EXCHANGE AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME
                                (in thousands)
                                  (unaudited)

                                                                                  Nine Months Ended September 30
                                                                                    2000                  1999
-----------------------------------------------------------------------------------------------------------------
REVENUES
     Clearing and transaction fees                                                  $107,971             $107,856
     Quotation data fees                                                              27,479               32,046
     Communication fees                                                                7,087                6,226
     Investment income                                                                 6,680                6,436
     Other operating revenue                                                          10,181                7,401
-----------------------------------------------------------------------------------------------------------------
     Total revenues                                                                  159,398              159,965
-----------------------------------------------------------------------------------------------------------------

EXPENSES

     Salaries and benefits                                                            73,275               59,607
     Occupancy                                                                        15,002               14,069
     Professional fees, outside services and licenses                                 15,383               22,533
     Communications and computer and software maintenance                             31,239               19,593
     Depreciation and amortization                                                    25,218               18,030
     Public relations and promotion                                                    3,459                4,322
     Other operating expense                                                          12,324               10,954
-----------------------------------------------------------------------------------------------------------------
     Total expenses                                                                  175,900              149,108
-----------------------------------------------------------------------------------------------------------------
Income (loss) from continuing operations before
     limited partners' interest in P-M-T and income taxes                            (16,502)              10,857

Limited partners' interest in (earnings) loss of
     P-M-T Limited Partnership                                                        (1,161)              (1,201)

Income tax (provision) benefit                                                         7,065               (3,862)
-----------------------------------------------------------------------------------------------------------------
Net income (loss)                                                                   ($10,598)            $  5,794
--------------------------------------------------------------------------------------===========================

                 CHICAGO MERCANTILE EXCHANGE AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                (in thousands)
                                  (unaudited)

Nine months ended September 30                                            2000                  1999
----------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
 Net Income (Loss)                                                             ($10,598)            $   5,794
   Adjustments to reconcile net income (loss) to net cash
     used by operating activities:
   Limited partners' interest in earnings of P-M-T Partnership                $   1,161             $   1,201
   Deferred income tax provision (benefit)                                       (3,008)                2,500
   Depreciation and amortization                                                 25,218                18,030
   Loss (gain) on sale of investments                                                32                  (136)
   Decrease in accounts receivable                                                1,039                 2,907
   Decrease (increase) in prepaid expenses                                        1,241                    (9)
   Increase in other assets                                                      (7,565)              (12,697)
   Decrease in accounts payable                                                  (8,233)               (4,477)
   Decrease in other current liabilities                                           (941)               (7,852)
   Increase in other liabilities                                                  1,765                 1,917
----------------------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                                           111                 7,178
----------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchases of property, net                                                    (8,504)              (29,883)
   Purchases of investments                                                     (23,407)              (27,332)
   Proceeds from sales and maturities of investments                             38,196                47,097
----------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) investing activities                            6,285               (10,118)
----------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Payments on long-term debt                                                    (2,640)               (2,113)
----------------------------------------------------------------------------------------------------------------------
   Net cash used in financing activities                                         (2,640)               (2,113)
----------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents                              3,756                (5,053)
Cash and cash equivalents, beginning of period                                   14,249                14,841
----------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of period                                      $  18,005             $   9,788
------------------------------------------------------------------------==============================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
   Interest paid                                                              $     543             $     424
------------------------------------------------------------------------==============================================
   Income taxes refunded                                                        ($2,559)                ($296)
------------------------------------------------------------------------==============================================
   Leased asset additions and related obligations                             $     529             $   5,338
------------------------------------------------------------------------==============================================

     (b)  Pro forma financial information

          (i) Pro forma financial information for Delaware CME as of December 31, 1999, and for the year ended December 31, 1999, is incorporated by reference to the information appearing under the heading "UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS" on pages 30 through 32 (inclusive) of Delaware CME's Registration Statement on Form S-4 (File No. 333-95561).

          (ii) Pro forma financial information for Delaware CME as of September 30, 2000, and for the nine months then ended September 30, 2000, is set forth below:

          Introduction:
          -------------

               The following unaudited pro forma condensed consolidated financial statements give effect to (i) the acquisition of the limited partners' interest in P-M-T Limited Partnership ("PMT") and (ii) the issuance of 25,855,200 shares of Class A common stock and 4,722 shares of Class B common stock in connection with the transactions described in Item 2 of Delaware CME's Current Report on Form 8-K dated November 13, 2000. The unaudited pro forma consolidated balance sheet was prepared as if those transactions had occurred as of September 30, 2000. The unaudited pro forma consolidated statement of income for the nine months ended September 30, 2000 was prepared as if those transactions had occurred as of the beginning of the year.

               The unaudited pro forma information reflects the acquisition of the limited partners' interest in P-M-T Limited Partnership through a cash payment equal to the carrying value of the limited partners' interest, which amounted to $4,179,000 at September 30, 2000. This acquisition was effected through the purchase on November 13, 2000 of the assets and business of P-M-T Limited Partnership at their fair market value. Because the purchase price, market value and carrying value are approximately the same, there was no goodwill or other purchase accounting adjustments resulting from this transaction. P-M-T Limited Partnership, for which Illinois CME has acted as the sole general partner since its inception, will be liquidated, with sale proceeds distributed to its partners. As of September 30, 2000, there were 4,786 Class A limited partnership units and 90 Class B limited partnership units outstanding in PMT. As of that date, Illinois CME held 333 Class A units and 37 Class B units, representing 7.0% and 41.1%, respectively, of the outstanding units of those classes.

               The unaudited pro forma information also reflects the issuance by Delaware CME of 25,855,200 Class A shares and 4,722 Class B shares in exchange for previously existing membership interests of Illinois CME. No cash was paid or received. The Class B shares are considered the equivalent of 2,919,500 Class A shares for purposes of calculating pro forma earnings per share.

               The unaudited pro forma condensed consolidated financial statements are based on available information and on assumptions management believes are reasonable and that reflect the effects of the transactions described in Item 2 of Delaware CME's Current Report on Form 8-K dated November 13, 2000. These unaudited pro forma condensed consolidated financial statements are provided for informational purposes only and should not be construed to be indicative of Delaware CME's consolidated financial position or results of operations had these transactions been consummated on the dates assumed and do not in any way represent a projection or forecast of Delaware CME's consolidated financial position or results of operations for any future date or period. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements of Illinois CME, together with the related notes and report of independent public accountants, and with the information set forth under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Business" in Delaware CME's Registration Statement on Form S-4 (Registration No. 333-95561).

                          CHICAGO MERCANTILE EXCHANGE
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              September 30, 2000
                            (dollars in thousands)

                                                                                                   Pro Forma After
                                                                                    ------------------------------------------------
                                                                                      Acquisition of Interest   Issuance of Class A
                                                                     Historical               in PMT               and B Shares
                                                                    ------------    -------------------------- ---------------------
                              ASSETS
                              ------
Current Assets:
  Cash and cash equivalents                                             $ 18,005               $ 13,826                    $ 13,826
  Investments                                                             45,593                 45,593                      45,593
  Accounts receivable                                                     27,110                 27,110                      27,110
  Prepaid expenses                                                         1,414                  1,414                       1,414
  Cash performance bonds and security deposits                           583,709                583,709                     583,709
                                                                      ----------             ----------                  ----------
Total current assets                                                     675,831                671,652                     671,652

Property, net of accumulated depreciation and amortization                82,482                 82,482                      82,482

Other assets                                                              36,780                 36,780                      36,780
                                                                      ----------             ----------                  ----------
Total assets                                                            $795,093               $790,914                    $790,914
                                                                      ==========             ==========                  ==========

                       LIABILITIES AND EQUITY
                       ----------------------

Current Liabilities:
  Accounts payable                                                      $  7,336               $  7,336                    $  7,336
  Other current liabilities                                               22,049                 22,049                      22,049
  Cash performance bonds and security deposits                           583,709                583,709                     583,709
                                                                      ----------             ----------                  ----------
Total current liabilities                                                613,094                613,094                     613,094

Limited Partners' interest in net assets of P-M-T Limited Partnership      4,179                      -                           -

Long-term debt                                                             5,896                  5,896                       5,896

Other liabilities                                                         13,703                 13,703                      13,703
                                                                      ----------             ----------                  ----------
Total liabilities                                                        636,872                632,693                     632,693

Members' and Shareholders' equity:
   Preferred stock, $.01 par value, 10,000,000 shares authorized,
     none issued and outstanding                                                                                                  -
   Class A common stock, $.01 par value, 100,000,000 shares
     authorized, 25,855,200 shares issued and outstanding                                                                       259
   Class B common stock, $.01 par value, 4,892 shares authorized,
     4,722 shares issued and outstanding                                                                                          -
   Additional paid-in capital                                                                                                43,346
   Retained earnings                                                     114,823                114,823                     114,823
   Proceeds from issuance of memberships                                  43,605                 43,605                           -
   Accumulated unrealized losses on securities                              (207)                  (207)                       (207)
                                                                      ----------             ----------                  ----------
Total members' equity                                                   $158,221               $158,221
                                                                      ----------             ----------                  ----------
Total shareholders' equity                                                                                                 $158,221
                                                                      ----------             ----------                  ----------
Total liabilities and equity            `                               $795,093               $790,914                    $790,914
                                                                      ==========             ==========                  ==========

     The accompanying introduction is an integral part of this statement.

                          CHICAGO MERCANTILE EXCHANGE
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 For the Nine Months Ended September 30, 2000
                (amounts in thousands, except per share amount)

                                                                                          Pro Forma After
                                                                           ---------------------------------------------
                                                                            Acquisition of       Issuance of Class A
                                                              Historical    Interest in PMT         and B Shares
                                                             ------------  ------------------   ------------------------
Revenues:
  Clearing and transaction fees                                  $107,971         $107,971         $107,971
  Quotation data fees                                              27,479           27,479           27,479
  Communication fees                                                7,087            7,087            7,087
  Investment income                                                 6,680            6,544            6,544
  Other operating revenue                                          10,181           10,181           10,181
                                                             ------------   --------------      -----------
  Total revenues                                                  159,398          159,262          159,262
                                                             ------------   --------------      -----------
Expenses:
  Salaries and benefits                                            73,275           73,275           73,275
  Occupancy                                                        15,002           15,002           15,002
  Professional fees, outside services and licenses                 15,383           15,383           15,383
  Communications and computer and software maintenance             31,239           31,239           31,239
  Depreciation and amortization                                    25,218           25,218           25,218
  Public relations and promotion                                    3,459            3,459            3,459
  Other operating expense                                          12,324           12,324           12,324
                                                             ------------   --------------      -----------
  Total expenses                                                  175,900          175,900          175,900
                                                             ------------   --------------      -----------
Loss from continuing operations before
  limited partners' interest in P-M-T and income taxes            (16,502)         (16,638)         (16,638)

Limited partners' interest in earnings of
  P-M-T Limited Partnership                                        (1,161)               -                -

Income tax benefit                                                  7,065            6,655            6,655
                                                             ------------   --------------      -----------
Net loss                                                         ($10,598)         ($9,983)         ($9,983)
                                                             ============   ==============     ============
Net loss per share                                                                                   ($0.35)
Shares used in the calculation of loss per share                                                     28,775

     The accompanying introduction is an integral part of this statement.

            (c)  Exhibits

     The following exhibits are filed with this Form 8-K:

Exhibit No.     Exhibit Description
------------   -----------------------------------------------------------------

  3.1 Amended and Restated Certificate of Incorporation of Chicago Mercantile Exchange Inc. (incorporated by reference to Exhibit
                3.1 to the Current Report on Form 8-K dated November 13, 2000 filed by Delaware CME (File No. 333-95561)).

  3.2 By-laws of Chicago Mercantile Exchange Inc. (incorporated by reference to Exhibit 3.2 to the Current Report on Form 8-K dated November 13, 2000 filed by Delaware CME (File No. 333-95561)).

 99.1 Press Release dated November 14, 2000 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K dated November 13, 2000 filed by Delaware CME (File No. 333-95561)).

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 26, 2001            CHICAGO MERCANTILE EXCHANGE INC.



                                   By: /s/ Nancy W. Goble
                                       --------------------
                                         Nancy W. Goble
                                         Controller

                                 EXHIBIT INDEX


Exhibit No.    Exhibit Description
------------  ------------------------------------------------------------------

  3.1 Amended and Restated Certificate of Incorporation of Chicago Mercantile Exchange Inc. (incorporated by reference to Exhibit
               3.1 to the Current Report on Form 8-K dated November 13, 2000 filed by Delaware CME (File No. 333-95561)).

  3.2 By-laws of Chicago Mercantile Exchange Inc. (incorporated by reference to Exhibit 3.2 to the Current Report on Form 8-K dated November 13, 2000 filed by Delaware CME (File No. 333-95561)).

 99.1 Press Release dated November 14, 2000 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K dated November 13, 2000 filed by Delaware CME (File No. 333-95561)).